UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 28, 2008

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, MO 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Reference is made to Note 2 – Rate and Regulatory Matters to our financial statements under Part I, Item 1, Financial Statements and Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, each in the Form 10-Q for the quarterly period ended June 30, 2008, of registrant Ameren Corporation and its registrant subsidiaries, Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”), for a discussion of CIPS’, CILCO’s and IP’s requests with the Illinois Commerce Commission (“ICC”) for adjustments to their annual revenues for electric and natural gas delivery services and UE’s pending request with the Missouri Public Service Commission (“MoPSC”) for an increase in its annual revenues for electric service..  CIPS, CILCO and IP are collectively referred to herein as the “Ameren Illinois Utilities.”

Ameren Illinois Utilities Electric and Natural Gas Delivery Service Rate Cases

As previously reported, CIPS, CILCO and IP requested that the ICC approve an increase in their annual revenues for electric delivery service by $156 million in the aggregate (CIPS – $26 million, CILCO – $3 million and IP – $127 million) and an increase in their annual revenues for natural gas delivery service by $51 million in the aggregate (CIPS – $10 million increase, CILCO – $7 million decrease and IP – $48 million increase), based on a return on equity of approximately 10.7%.  The Ameren Illinois Utilities also requested ICC approval to implement rate adjustment mechanisms for electric infrastructure investments and the decoupling of natural gas revenues from sales volumes.

On September 24, 2008, the ICC issued a consolidated order approving a net increase in annual revenues for electric delivery service of approximately $123 million in the aggregate (CIPS – $22 million increase, CILCO – $3 million decrease and IP – $104 million increase) and a net increase in annual revenues for natural gas delivery service of approximately $39 million in the aggregate (CIPS – $8 million increase, CILCO – $9 million decrease and IP – $40 million increase), based on a 10.65% return on equity with respect to electric delivery service and 10.68% return on equity with respect to natural gas delivery service.  Based on IP’s original recommendation to cap the residential bundled electric rate increase for the majority of customers at no more than 10%, IP will not recover approximately $10 million in revenue from that class in the first year delivery service rates are in effect; thereafter residential electric delivery service rates will be adjusted to recover the full increase.  The ICC rejected, however, the Ameren Illinois Utilities’ requested rate adjustment mechanisms for electric infrastructure investments.  As an alternative to the Ameren Illinois Utilities’ requested decoupling of natural gas revenues from sales volumes, the ICC order approved an increase in the percentage of costs to be recovered through fixed non-volumetric residential and commercial customer charges to 80% from 53%.  These rate changes are expected to become effective on October 1, 2008.  CIPS, CILCO and IP are evaluating the ICC’s order and may decide to ask for rehearing of any aspect of the ICC’s order or subsequently appeal any aspect of the order.  Moreover, any of the intervenor parties to these rate cases may similarly seek rehearing or subsequently appeal any aspect of the order.  The Ameren Illinois Utilities cannot predict the outcome of any such application for rehearing or appeal.

UE Electric Service Rate Case

UE filed a request with the MoPSC in April 2008 to increase its annual revenues for electric service by $251 million based on a 10.9% return on equity.  In the filing, UE has also requested that the MoPSC approve implementation of a fuel and purchased power cost recovery mechanism.

On August 28, 2008, the MoPSC staff filed a report and direct testimony with the MoPSC recommending an increase in annual revenues for electric service for UE of $51 million based on a 9.5% return on equity.  The MoPSC staff in their report and direct testimony also opposed UE’s request to implement a fuel and purchased power cost recovery mechanism.  The Office of Public Counsel and intervenors also filed testimony with the MoPSC in August 2008 opposing UE’s April 2008 request.

The MoPSC proceeding relating to UE’s proposed electric service rate changes will take place over a period of up to 11 months, and a decision by the MoPSC in such proceeding is required by March 2009.  UE cannot predict the level of any electric service rate change the MoPSC may approve, when any rate change may go into effect, whether the fuel and purchased power cost recovery mechanism will be approved, or whether any rate increase that may eventually be approved will be sufficient for UE to recover its costs and earn a reasonable return on its investments when the increase goes into effect.

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This combined Form 8-K is being filed separately by Ameren, UE, CIPS, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

UNION ELECTRIC COMPANY (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

CILCORP INC. (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

ILLINOIS POWER COMPANY (Registrant)
/s/ Martin J. Lyons
Martin J. Lyons Senior Vice President and Chief Accounting Officer

Date:  September 26, 2008